EXHIBIT 10.4

                                 FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

      First Amendment dated as of July 3, 1998 (the "Amendment") to Revolving Credit and Term Loan Agreement (the "Amendment"), by and among CRC-EVANS PIPELINE INTERNATIONAL, INC. (formerly known as CEPI Holdings, Inc.), a Delaware Corporation (the "Borrower"), (b) CRC HOLDINGS CORP., a Delaware Corporation and the owner of 100% equity of the Borrower (the "Holding Company") (c) the financial institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Lenders"), (d) BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) as agent for itself and the other Lenders (the "Agent") and (e) BANKERS TRUST COMPANY, as documentation agent for itself and the other Lenders (the "Documentation Agent"), amending certain provisions of the Revolving Credit and Term Loan Agreement date([ as of June 12, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Holding Company, the Lenders, the Agent and the Documentation Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrower and he Lenders have agreed to modify certain terms and conditions of the Credit Agreement s specifically set forth in this Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. SECTION 1.1. of the Credit Agreement is hereby amended as follows:

            (a) The definition of "Aggregate Facilities Commitment" is hereby amended in its entirety to read as follows:

            "AGGREGATE FACILITIES COMMITMENT. With respect to each Lender, the amount equal to the sum of (a) such Lender's Commitments hereunder and, with respect to FNBB, the UK Commitment, plus (b) such Lender's Commitment Percentage of the Term Loan hereunder, PLUS (c) such Lender's Acquisition Commitment Percentage of the Acquisition Loan outstanding."

            (b) The definition of "Borrowing Base" is hereby amended by replacing the reference to the dollar amount "$1.000,000" appearing in part
(c)(i) and (ii) with a reference the dollar amount "$2,000,000" and by replacing the reference to the dollar amount "2,000,000" appearing in part (c)(ii) with a reference to the dollar amount "$3,000,000".

            (c) The definition of "B, se Rate Loans" is hereby amended in its entirety to read as follows:
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                  BASE RATE LOANS.  The Revolving  Credit Loans and all or any
            portion of the Term Loan or Acquisition Loan bearing interest calculated by reference to the Base Rate."

            (d) The definition of " Capital Expenditures" is hereby amended by inserting at the end thereof the following new sentence:

                  "Notwithstanding the foregoing, "Capital Expenditures" shall not include (a) the acquisition of assets in connection with a Permitted Acquisition and (b) up to $750,000 per annum of the cost of producing rental equipment necessary to replace rental equipment sold in the ordinary course of the Borrower's business."

            (e) The definition of "Commitment Fee" is hereby amended in its entirety to read as follows:

                  "COMMITMENT   FEE.  The  commitment  fees  due  pursuant  to
            Sections 2-2 and 4A. 13."

            (f) The definition of "Commitment Percentage" is hereby amended in its entirety to read as follows:

                  "COMMITMENT  PERCENTAGE.  With respect to each  Lender,  the percentage set forth on SCHEDULE 1 hereto under the heading Revolving Credit Facility."

            (g) The definition of "Drawdown Date" is hereby amended in its entirety to read as follows:

                  "DRAWDOWN DATE. The date on which any Revolving Credit Loan,
            Acquisition Loan or the Term Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with SECTION 2.7 hereof, all or any portion of the Acquisition Loan is converted or continued in accordance with
            SECTION 4.A.6 hereof or all or any portion of the Term Loan is converted or continued in accordance with SECTION 4.5 hereof."

            (h) The definition of "Eurodollar Rate Loans" is hereby amended in its entirety to read as follows:

                  "EURODOLLAR  RATE LOANS.  Revolving  Credit Loans and all or
            any portion of the Term Loan or Acquisition Loans bearing interest calculated by reference :o the Eurodollar Rate."

            (i) The definition of Guaranties" is hereby amended by inserting immediately after the words "Closing Date" contained in the second line thereof the phrase "(or in the case of Persons who become Subsidiaries after the Closing Date, at such time as such Person becomes i Subsidiary of the Holding Company or the Borrower)".

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            (j) The definition of "Interest Period" is hereby amended by inserting immediately after the words "relevant portion of the Term Loan" contained in the second line thereof the phrase "or Acquisition Loans".

            (k) The definition of "Loans" is hereby amended in its entirety to read as follows:

                  "LOANS.  The Revolving Credit Loans,  the Acquisition  Loans
            and the Term Loan."

            (1) The definition of Mortgaged Properties" is hereby amended in its entirety to read as follows:

                  "MORTGAGED PROPERTIES. The Real Estate located in Tulsa,
            Oklahoma and Edmonton, Alberta, Canada, any Real Estate which the Borrower or any North American Subsidiary is required to grant to the Agent a Mortgage pursuant to SECTION 9.13, and any Real Estate acquired in connection with a Permitted Acquisition as to which the Agent requests that the Borrower or the North American Subsidiaries grant to the Agent a Mortgage.

            (m) The definition of 'Mortgages" is hereby amended by inserting immediately after the words "Closing Date" contained in the second line thereof the phrase "(or in the case of Real Estate acquired after the Closing Date, prior to the acquisition of such Real Estate)".

            (n) The definition of "Notes" is hereby amended in its entirety to read as follows:

                  "NOTES.  The  Term  Notes,  the  Acquisition  Notes  and the
            Revolving Credit Notes."

            (o) The definition of "Security Agreements" is hereby amended in its entirety to read as follows:

                  "SECURITY AGREEMENTS. The several Security Agreements, each executed and delivered pursuant to the Credit Agreement, between the Agent and each of the Borrower, the North American Subsidiaries and the Holding Company, each in form and substance satisfactory to the Lenders and the Agent.'

            (p) The definition of "UK Commitment" is hereby amended in its entirety to read as follows:

                  "UK COMMITMENT.  The "Maximum  Commitment  Amount" under the
            UK Facility, not to exceed (pound)4,500,000."

            (q) SECTION 1.1 of the C it Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

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                  ACQUISITION COMMITMENT. With respect to each Lender, the
            amount set forth on Schedule 1 hereto as the amount of such Lender's commitment to make Acquisition Loans to the Borrower during the Disbursement Period, as the same may be reduced from time to time; or, after the Disbursement Period or if such commitment is terminated pursuant to the provision hereof, zero.

                  ACQUISITION  COMMITMENT  PERCENTAGE.  With  respect  to each
            Lender, the percentage,. set forth on Schedule .1 hereto under the heading Acquisition Loan."

                  ACQUISITION  FACILITY  CLOSING  DATE.  The date of the First
            Amendment to the Credit Agreement.

                  ACQUISITION  LOANS.  Loans made or to be made by the Lenders to the Borrower pursuant to the acquisition  facility described in
            SECTION 4A.

                  ACQUISITION NOTES. See Section 4A.3.

                  ACQUISITION LOAN REQUEST.  See Section 4A.1.2.

                  ACQUISITION TARGET. A Person or business, the business
            operations of which are substantially concentrated in the same or similar lines of business as that of the Borrower or any Subsidiary of the Borrower or of the Holding Company.

                  CRC KEY, INC.  CRC-Key,  Inc., an Oklahoma  corporation  and wholly owned subsidiary of the Holding Company.

                  DISBURSEMENT PERIOD. The period from the Acquisition Facility
            Closing Date through and including the Final Acquisition Drawdown Date or such earlier date on which the Acquisition Commitment shall have been terminated pursuant hereto.

                  FINAL ACQUISITION DRAWDOWN DATE.  December 31, 1999.

                  PERMITTED ACQUISITION (a) An acquisition by the Borrower or, in the case of an Acquisition Target organized outside of the United States, a Subsidiary of the Borrower (i) of Capital Assets or (ii) of the shares, or assets of any Acquisition Target, PROVIDED that in each case each of the following conditions are met:

                        (A) if such Permitted Acquisition is structured as a
                  stock acquisition, the Acquisition Target will be immediately merged with and into the Borrower; and

                        (B) upon completion of the Permitted Acquisition, unless
                  waived by the Agent, the Borrower shall have provided the Agent with all

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                  such additional security Documents, pledge agreements or other documents or instruments (where appropriate, in substantially the form previously delivered to the Agent) necessary or appropriate to grant to the Agent, for the benefit of the Lenders, a perfected first priority pledge and security interest in substantially all of the acquired assets located in the United States, Canada or England; and

                        (C) Not, withstanding anything contained in (A) or (B)
                  above, the Borrower may make share or asset acquisitions having an aggregate cash purchase price not exceeding $5,000,000 (and make investments in Subsidiaries of such amounts) for Permitted Acquisitions of Acquisition Targets organized outside of the United States or the Dominion of Canada to which the Agent is not granted a perfected first priority pledge and security interest in substantially all of the acquired assets and the Acquisition Target is not merged with and into the Borrower; PROVIDED, HOWEVER, the Agent is granted, for the benefit of the Lenders, a lien on and pledge of all of the shares of capital stock of the acquired company; and

                        (D) the Agent and the Lenders shall have received at
                  least ten (10) Business Days' prior to the Permitted Acquisition Closing Date (i) written notice of the proposed acquisition describing the relevant Permitted Acquisition to be consummated, including but not limited to the anticipated date of the closing of such acquisition and the expected amount of Acquisition Loans to be borrowed in connection with such Permitted Acquisition, (ii) copies c f all documents, agreements and instruments to be entered into by the Borrower in connection with such Permitted Acquisition and evidence, of compliance with all requirements of the Loan Documents and
                  (iii) PRO FORMA financial statements and calculations, in form and substance satisfactory to the Agent, evidencing that immediately prior to and following such acquisition the Borrower will be in compliance on a Pro forma Basis with the financial covenants set forth in SECTION 1.1 for the period of twelve (12) months following the Permitted Acquisition Closing Date; and

                        (E) no Default or Event of Default shall have occurred
                  and be continuing at the time a of completion of the proposed acquisition, and no Default or Event of Default would result therefrom; and

                        (F) any Indebtedness assumed or incurred in connection
                  with such Permitted acquisition must be on terms and conditions acceptable to the Agent; and

                        (G) Purchase rice for each Permitted Acquisition shall
                  not exceed $5,000,000; PROVIDED, HOWEVER, the Borrower may make one (1) Permitted Acquisition with a Purchase Price in excess of $5,000,000 but not exceeding $10,000,000; and

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                        (H) the Borrower shall have delivered to the Agent and
                  the Lenders a copy of all financial statements received from the Acquisition Target for the periods prior to the Permitted Acquisition Closing Date,

                  (b) Up to $61;00,000 in the aggregate of amounts paid or
            Indebtedness incurred b) the Borrowers in connection with the purchase or construction of Capital Assets.

                  PERMITTED  ACQUISITION  CLOSING  DATE.  The closing  date of any acquisition by the Borrower which is a Permitted Acquisition.

                  PRO FORMA BASIS. Following a Permitted Acquisition, the
            Consolidated Funded Debt (or, in the case of Consolidated Total Interest Expense, all Indebtedness) and EBITDA for the fiscal quarter in which such Permitted Acquisition occurred and each of the three fiscal quarters immediately following such Permitted Acquisition being calculated with reference to the audited historical financial results of the business or portion thereof so acquired (to the extent available) and the Borrower for the applicable Test Period after giving effect on a PRO FORMA basis to such Permitted Acquisition and assuming that such Permitted Acquisition had been consummated at the beginning of such Test Period in the manner described in (a), (b) and (c) below:

                        (a) all Indebtedness (whether under this Credit
                  Agreement or otherwise) and any other balance sheet adjustments incurred or made in connection with the Permitted Acquisition shall be deemed to have been incurred or made on the first day of the Test Period, and all Indebtedness of the Person acquired )r to be acquired in such Permitted Acquisition which was or will have been repaid in connection with the consummation of the Permitted Acquisition shall be deemed to have been repaid concurrently with the incurrence of the Indebtedness incurred in connection with the Permitted Acquisition;

                        (b) all Indebtedness assumed to have been incurred
                  pursuant to the preceding clause (a) shall be deemed to have borne interest at the sum of (i) the Eurodollar Rate for Eurodollar Rate Loan having an Interest Period of one m:)nth in effect on the first day of the Test Period PLUS (ii) the Applicable Margin for Revolving Credit Loans then in effect (after giving effect to the Permitted Acquisition on a PRO FORMA Basis); and

                        (c) other reasonable cost savings, expenses and other
                  income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition as may be approved by the Agent in writing (which approval shall not be unreasonably withheld) shall be deemed to have been realized on the first day of the Test Period.

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
                  PURCHASE PRICE. The sum of (a) cash paid, (b) Indebtedness assumed or incurred (other than Indebtedness under the Credit Agreement) and (c) the started issue price of any securities or the principal amount of any notes issued by the Borrower or the Guarantors in connection with any Permitted Acquisition.

                  RESTRICTED CAPITAL EXPENDITURE. Amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease I y the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with Generally Accepted Accounting Principles.

                  TEST PERIOD. The period of all fiscal quarters (and any
            portion of a fiscal quarter) being tested in any covenant calculation period prior to the date of such Permitted, Acquisition as set forth in the definition of Pro forma Basis.

                  TOTAL  ACQUISITION  COMMITMENT.  The sum of the  Acquisition
            Commitments of the Lenders, as in effect from time to time (at no time to exceed $17,500,000.

                  UK PERMITTED ACQUISITION.  As defined in the UK Facility.

      SECTION 2.   AMENDMENT TO SECTION 2.1 OF THE CREDIT AGREEMENT.

            Section 2.1 is hereby amended by inserting the following phrase at the end of the first sentence "plus, the amount borrowed under the UK Facility to fund any Permitted Acquisition."

      SECTION 3. AMENDMENT TO SECTIONS 4.3.2., 4.3.3., 4.3.4 AND 4.3.5. OF THE CREDIT AGREEMENT. SECTIONS 4.3.2, 4.3.3, 4.3.4 and 4.3.5 of the Credit Agreement are hereby amended in their entirety to read as follows:

            "4.3.2 PAYMENTS FROM EXCESS CASH FLOW. Commencing on June 30, 1999 and thereafter, within thirty (30) days after the Agent's receipt of the audited financial statements delivered pursuant to SECTION 9.4(a) hereof, the Borrower shall prepay the Term Loan and Acquisition Loan in an aggregate principal amount equal to (a) if the Funded Debt Ration as at the last day of the most recently ended fiscal year is less than 2.50:1.00, twenty five percent (25%) of Consolidated Excess Cash Flow for such fiscal year; (b) if the Funded Debt Ratio as at the la! t day of the most recently ended fiscal year is greater than or equal to 2.5:1:00 but less than 3.00:1.00, fifty percent (50%) of Consolidated Excess Cash Flow for such fiscal year; and (c) if the Funded Debt Ratio equals or exceeds 3.00:1.00, seventy-five percent (75%) of Consolidated Excess Cash Flow for such fiscal year, less, in each case, the amount of any prepayments of he Term Loan made during such fiscal year by the Borrower pursuant to SECTION
      4.4 below."

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            "4.3.3  PAYMENTS FROM NET PROCEEDS.  The Borrower shall prepay the
      Term Loan and the Acquisition Loans as follows:

                  (a) no later than five (5) days following the issuance of
            equity securities or debt by the Borrower or any of the North American Subsidiaries (to the extent permitted by this Credit Agreement), other than sales of equity securities to directors, officers or employees of the Borrower or any of its North American Subsidiaries t ) the extent the aggregate proceeds thereof in any fiscal year do not exceed $200,000, the Borrower shall prepay the Term Loan and the Acquisition Loans by an amount equal to 100% of the cash proceeds received by the Borrower from the issuance of such equity securities or debt; and

                  (b) no later than five (5) days after any sale or other
            disposition of all or any material assets of the Borrower or of any of the North American Subsidiaries (to the extent permitted by SECTION 10.5.2 hereof), other than (i) sales in the ordinary course of business and consistent with the -past practices of the Holding Company and it; Subsidiaries, of (A) inventory and (B) Rental Equipment and/or Rental Inventory and (ii) sales or dispositions of other assets which do not exceed $200,000 in any fiscal year of the Borrower, the Borrower shall prepay the Term Loan and the Acquisition Loans by an amount equal to 100% of the cash proceeds from such sale or disposition.

            4.3.4 UK FACILITY. The Borrower shall prepay the Term Loan and Acquisition Loans in full, and the Acquisition Commitments shall terminate if at any time the aggregate principal amount outstanding under the UK Facility (including the maximum amount available to be drawn under letters of credit and other collateral instruments issued under such facility) is less than (pound)2,000,000 PLUS fifty percent (50%) of the amount borrowed under the UK Facility to fund any UK Permitted Acquisition.

            4.3.5 ALLOCATION OF MANDATORY PREPAYMENTS. Each mandatory prepayment required under this SECTION 4.3 shall be (i) FIRST, applied to reduce the principal amounts of the Term Loan outstanding on the date of such prepayment and SECOND, after payment in full of the Term Loan to reduce the principal amounts of the Acquisition Loans, and (ii) allocated among the Lenders in proportion, as nearly as practicable, to the respective aggregate outstanding amounts of each Lender's Term Note or, as applicable, Acquisition Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan or, as applicable, Acquisition Loan, shall include all interest accrued to the date of such prepayment and all principal amounts prepaid shall be applied against the scheduled installments of principal due on the Term Loan or, as applicable, Acquisition Loan, in the inverse order of maturity.

      SECTION 4. ADDITION OF SECTION 4A. The following Section 4A is hereby addeD to the Credit Agreement:

                             4A THE ACQUISITION LOAN

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      4A.1   COMMITMENT TO LEND.

            4A.1.1 COMMITMENT. Subject to the terms and conditions set forth in this Credit Agreement (including, but not limited to those requirements set forth in SECTION 4A.1.2) during the Disbursement Period each of the Lenders severally agrees to lend to the Borrower and the Borrower may borrow from time to time, upon notice by the Borrower to the Agent given in accordance with SECTION 4A.1.2 hereof, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Acquisition Commitment; PROVIDED that the sum of the outstanding amount of the Acquisition Loans (after giving effect to all amounts requested) shall not at any time exceed the Total Acquisition Commitment. The Acquisition Loans shall be made PRO RATA in accordance with each -ender's Acquisition Commitment Percentage. Each request for a Acquisition Loan hereunder shall constitute a representation and warranty by the Borrower that the Acquisition Loans are used solely to purchase assets which constitute a Permitted Acquisition at the conditions set forth in SECTIONS 1.3 hereof, have been satisfied on the date of such request The commitments of the Lenders to make any Acquisition Loans shall terminate on the Final Acquisition Drawdown Date.

            4A.1.2 CONDITIONS TO ACQUISITION LOANS. Advances of principal of the Acquisition Loans may be requested by the Borrower during the Disbursement Period on the following terms and conditions. The Borrower shall provide the Agent with evidence, in form and substance satisfactory to the Agent, that the proceeds from such Acquisition Loan will be used only in connection with a Permitted Acquisition or the refinancing of Revolving Credit Loans or other Indebtedness (including the Seller Note) used to make a Permitted Acquisition. The Borrower shall give to the Agent written notice in the form of EXHIBIT I hereto of each Acquisition Loan requested hereunder (an "Acquisition Loan Request") no later than 2:00 p.m. (Boston time) (a) one (1) Business Day prior to the proposed Drawdown Date of any Acquisition Loan which is a Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Acquisition Loan which is a Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Acquisition Loan requested, (ii) the proposed Drawdown Date of such Acquisition Loan; (iii) the Interest Period of such Acquisition Loan, and (iv) the Type of such Acquisition L:)an. Promptly upon receipt of any such notice, the Agent shall notify each of the Lenders thereof. Each Acquisition Loan Request shall be irrevocable aid binding on the Borrower and shall obligate the Borrower to accept the Acquisition Loan requested from the Lenders on the proposed Drawdown Date. Each Acquisition Loan Request shall be in a minimum amount of $500,000 )r a whole multiple $100,000 in excess thereof The Purchase Price for such Permitted Acquisition plus all transaction costs related thereto shall not be less than the amount of the Acquisition Loan so requested. Subject to the foregoing, and subject to satisfaction of the conditions set forth in
      SECTION 13, so long as no Default or Event of Default shall have occurred and is continuing, and all of the applicable conditions set forth in this Credit Agreement, have been met, each Lender shall lend to the Borrower such Lender's Acquisition Loan

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      Commitment Percentage of the Acquisition Loan so requested in immediately available funds not later than the close of business on such Drawdown
      Date.

            4A.1.3 COMMITMENT FEE. The Borrower agrees to pay to the Agent for the accounts of the Lenders PRO RATA in accordance with each Lender's share of the aggregate amount of Acquisition Loans outstanding, a commitment fee calculated at the rate determined pursuant to SECTION 6.11 hereof for the Commitment Fee, on the average daily amount, during each calendar quarter or portion thereof during the Disbursement Period, by which the Total Acquisition Commitment, exceeds the outstanding amount of Acquisition Loans during such calendar quarter. The commitment fee for the unborrowed portion of the Acquisition Commitments shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Final Acquisition Drawdown Date or any earlier date on which the Acquisition Commitments shall terminate.

      4A.2 REDUCTION OF TOTAL COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $500,000 or a whole multiple $100,000 in excess thereof the unborrowed portion of the Total Acquisition Commitment or terminate entirely the Total Acquisition Commitment, whereupon the Acquisition Commitments of the Lenders shall be reduced PRO RATA in accordance with their respective Acquisition Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this SECTION 4A.2, the Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Lenders the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Acquisition Commitments may be reinstated. In addition, on he Final Acquisition Drawdown Date, the Acquisition Commitments shall permanently be reduced to zero.

      4A.3 THE ACQUISITION NOTES. The Acquisition Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT J hereto (each an "Acquisition Note"), dated the Acquisition Facility Closing Date and completed with appropriate insertions. One Acquisition Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Acquisition Commitment of the Acquisition Loan and representing the obligation of the Borrower to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Acquisition Commitment Percentage of the Acquisition Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Acquisition Note Record reflecting the original principal amount o ' such Lender's Acquisition Commitment Percentage of the Acquisition Loan and, at or about the time of such Lender's receipt of any principal payment on such Lender's Acquisition Note, an appropriate notation on such Lender's Acquisition Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Acquisition Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Acquisition Note Record shall not affect the obligations of the Borrower hereunder or under any Acquisition Note to make payments of principal of and interest on any Acquisition Note when due.

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      4A.4 OPTIONAL PREPAYMENT OF ACQUISITION LOAN. The Borrower shall have the right at any time after the Disbursement Period to prepay the Acquisition Note on or before the Maturity Date, as a whole, or in part, upon not less than three (3) Business Days prior written notice to the Agent, without premium or penalty, PROVIDED that (a) each partial prepayment shall be in the principal amount of $500,000 or a whole multiple $100,000 in excess thereof, (b) no portion of the Acquisition Loan bearing interest at the Eurodollar Rate may be prepaid pursuant to this SECTION 4.A4 except on the last day of the Interest Period relating thereto, and (c) each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Lender's Acquisition Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Acquisition Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on such Acquisition Loan on a PRO RATA rate basis. No amount repaid with respect to the Acquisition Loan may be reborrowed.

      4.A.5 SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF ACQUISITION LOAN. The Borrower promise; to pay to the Agent for the account of the Lenders the principal amount of the Acquisition Loan in sixteen (16) consecutive installments, due and payable in arrears on the last day of each calendar quarter of each calendar year as set forth in the table below, commencing on the Final Acquisition Drawdown Date, with a final payment on the Maturity Date in an amount equal to the unpaid balance of the Acquisition Loan.

------------------------ --------------------------------------------------- -------------------------------------------------------
  PAYMENTS                                QUARTERLY AMOUNT                                        ANNUAL AMOUNT
------------------------ --------------------------------------------------- -------------------------------------------------------
 1 through 2             5% of the  principal amount of the Acquisition      10% of the principal amount of the Acquisition Loan
                         Loan outstanding on the Final Acquisition           outstanding on the Final Acquisition Drawdown Date
                         Drawdown Date
------------------------ --------------------------------------------------- -------------------------------------------------------
 3 through 6             5% of the principal amount of the Acquisition       20% of the principal amount of the Acquisition Loan
                         Loan outstanding on the Final Acquisition           outstanding on the Final Acquisition Drawdown Date
                         Drawdown Date
------------------------ --------------------------------------------------- -------------------------------------------------------
7 through 10             7.5% of the  principal amount of the Acquisition    30% of the principal amount of the Acquisition Loan
                         Loan outstanding on the Final Acquisition           outstanding on the Final Acquisition Drawdown Date
                         Drawdown Date
------------------------ --------------------------------------------------- -------------------------------------------------------
11 through 14            10% of the principal amount Acquisition Loan        40% of the principal amount of the Acquisition Loan
                         outstanding on the Final Acquisition Drawdown Date  outstanding on the Final Acquisition Drawdown Date
------------------------ --------------------------------------------------- -------------------------------------------------------
                                                                             The  principal amount of the Acquisition Loan
    TOTAL                                                                    outstanding on the Final Acquisition Drawdown Date
------------------------ --------------------------------------------------- -------------------------------------------------------

4A.6  INTEREST ON ACQUISITION LOAN.

      4A6.1 INTEREST RATES. Except as otherwise provided in SECTION 6.12, the Acquisition Loan shall bear interest during each Interest Period relating to all or any portion of the Acquisition Loan at the following rates:

            (a) to the, extent that all or any portion of the Acquisition Loan bears interest during such Interest Period at the Base Rate, the Acquisition L)an or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate PLUS the Applicable Margin.

            (b) To the extent that all or any portion of the Acquisition Loan bears interest during such Interest Period at the Eurodollar Rate, the Acquisition Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate PLUS the Eurodollar Applicable Margin.

      The Borrower promises to pay interest on the Acquisition Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

      4A.6.2 NOTIFICATION BY BORROWER. After any Acquisition Loan has been made, the provisions of SECTION 2.7 shall apply MUTATIS MUTANDIS with respect to all or any portion of the Acquisition Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Acquisition Loan as it would be entitled to with respect to the Revolving Credit Loans, subject to the same limitations as applied to Revolving Credit Loans.

      4A.6.3. AMOUNTS, ETC. Any portion of the Acquisition Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $500,000 or a while multiple $100,000 in excess thereof. No Interest Period relating to the i Acquisition Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Acquisition Loan is to be made unless a portion of the Acquisition Loan at least equal to such installment payment has , In Interest Period ending on such date or is then bearing interest at the Base Rate.

4A.7 FUNDS FOR ACQUISITION LOANS.

      4A7.1. FUNDING PROCEDURES. Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Acquisition Loan, each of the Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, such Lender'; Acquisition Commitment Percentage of the amount of the requested Acquisition Loan. Upon receipt from each Lender of such amount, and upon receipt of the documents required by SECTIONS 4A.1.2 and 13 and the satisfaction 0: the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Acquisition Loans made available to the Agent by the Lenders. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and price on any Drawdown Date its Acquisition Commitment Percentage of the requested Acquisition Loan shall not relieve any other Lender from its several obligation hereunder to make available to the Agent such other Lender's Acquisition Commitment Percentage of any requested Acquisition Loan.

4A.8 ACQUISITION LOANS BY AGENT

The Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Agent on such Drawdown Date such Lender's Acquisition Commitment Percentage of the Acquisition Loan to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, TIMES (b) the amount of such Lender's Acquisition Commitment Percentage of such Acquisition Loan, TIMES (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date (or, if the Drawdown Date occurs prior to twenty-four hours after such Lender has received notice a loan request, twenty-four hours after receipt of such notice of a loan request) to the date on which the amount of such Lender's Acquisition Commitment Percentage of such Acquisition Loan shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Agent by such Lender. If the amount of such Lender's Acquisition Commitment Percentage of such Acquisition Loan is not made available to the Agent by such Lender within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Acquisition Loan made on such Drawdown Date. In no event shall the Borrower be responsible for payments of any amounts, costs, or other expenses under SECTION 6.10 hereof incurred by or allocable to the Lender who failed to make available to the Agent any amounts required under this SECTION 4.A8.

      SECTION 5. AMENDMENT TO SECTION 7 OF THE AGREEMENT.

            SECTION 7.2 is hereby amended by inserting the following sentence immediately prior to the last sentence "the obligations of CRC-Key, Inc. under the Guaranty to which it is a party shall be in turn secured at all times by a perfected first priority security interest in substantially all of the assets of CRC-Key, Inc., whether now owned or hereafter acquired, pursuant to the terms of the Security Agreement to which it is a party to, and the Pledge Agreement to which the Holding Company is a party."

      SECTION 6. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT.

            SECTION 8.19 is hereby amended by inserting after the phrase "The Canadian Subsidiary, the Holland Subsidiary" in the first line thereof the following new words," CRC-Key, Inc."

      SECTION 7. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT.

            SECTION 9.12 is hereby amended by inserting immediately after the word "Acquisition" in the second line thereof I words "and Permitted Acquisitions."

      SECTION 8. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT.

            (a) SECTION 10.1 is here y amended by adding thereto subparagraph
(p) as follows:

                  "(p) Indebtedness assumed or incurred in connection with a Permitted Acquisition."

            (b) SECTION 10.5.1 is hereby amended by adding the following (iii) prior to the end thereof:

                  "(iii) prior to the Final Acquisition Drawdown Date, any Permitted Acquisition or UK Permitted Acquisition."

      SECTION 9. AMENDMENT TO SECTION 11 OF THE CREDIT AGREEMENT.

            (a) SECTION 11.1 is hereby amended by replacing the table appearing therein with the following table:

                 FISCAL QUARTER
                   ENDING DATE                RATIO
             ------------------------------------------------
                     3/31/98                 3.50:1
             ------------------------------------------------
                     6/30/98                 3.75:1
             ------------------------------------------------
                     9/30/98                 3.75:1
             ------------------------------------------------
                    12/31/98                 3.00:1
             ------------------------------------------------
                     3/31/99                 3.00:1
             ------------------------------------------------
                     6/30/99                 3.00:1
             ------------------------------------------------
                     9/30/99                 2.75:1
             ------------------------------------------------
                    12/31/99                 2.50:1
             ------------------------------------------------
                     3/31/00                 2.50:1
             ------------------------------------------------
                     6/30/00                 2.50:1
             ------------------------------------------------
                     9/30/00                 2.50:1
             ------------------------------------------------
             12/31/00 and thereafter         2.00:1
             ------------------------------------------------

      (b) SECTION 11.2 is here y amended in its entirety to read as follows:

      "11.2 RESTRICTED CAPITAL EXPENDITURES. The Borrower and the Holding Company will not make, or permit any of their Subsidiaries to make, Restricted Capital Expenditures OTHER THAN: (a) Restricted Capital Expenditures that do not exceed in aggregate $6,800,000, for all such Persons collectively, for fiscal year 1999 and do not exceed $3,000,000 thereafter, PROVIDED that, if during any such fiscal year, the amount of Restricted Capital Expenditures permitted for that fiscal year is not so utilized, a portion of such unutilized amount not to exceed $500,000 may be utilized in the immediately succeeding fiscal year, but not in any subsequent fiscal year, (b) in fiscal, year 1999, Restricted Capital Expenditures in an amount not to exceed in aggregate $1,000,000 to (i) acquire property in the metropolitan Houston, Texas area, (ii) construct an office building on such property, and (iii) expand the Borrower's existing facility in Tulsa, Oklahoma, (c) in fiscal year 2000, Restrictive Capital Expenditures in an amount not to exceed in aggregate $1,500,000 in connection with the relocation of the existing Houston, Texas facility to another facility in the same geographic area and the development of such other facility, (d) Permitted Acquisitions and (e) UK Permitted Acquisitions."

            (c) SECTION 11.3 is hereby amended by amended in its entirety to read as follows:

            "11.3 CONSOLIDATED TANGIBLE NET WORTH. The Borrower and the Holding Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $7,257,000, plus (b) on a cumulative basis, 75% of positive Consolidated Net Income for each fiscal year beginning with the fiscal year ended March 31, 1999, plus (c) 100% of the proceeds of any sale by any of the Holding Company or any of its Subsidiaries after the Closing Date of (i) equity securities issued by such Person, or (ii) warrants or subscription rights for equity securities issued by such Person.

            (d) SECTION 11.4 is hereby amended by replacing the table appearing therein with the following table:

             -------------------------------------------------
                       Date                    Ratio
             -------------------------------------------------
                     3/31/98                  2.75:1
             -------------------------------------------------
                     6/30/98                  2.50:1
             -------------------------------------------------
                     9/30/98                  3.00:1
             -------------------------------------------------
                     12/31/98                 3.75:1
             -------------------------------------------------
                     3/31/99                  3.75:1
             -------------------------------------------------
                     6/30/99                  4.00:1
             -------------------------------------------------
                     9/30/99                  4.00:1
             -------------------------------------------------
             12/31/99 and thereafter          4.50:1
             -------------------------------------------------

            (e) SECTION 11.5 is hereby amended by replacing the table appearing therein with the following table:

             -------------------------------------------------
                       Date                    Ratio
             -------------------------------------------------
                     3/3 1/98                 1.05:1
             -------------------------------------------------
                     6/30/98                  1.00:1
             -------------------------------------------------
                     9/30/98                  1.20:1
             -------------------------------------------------
                     12/31/98                 1.40:1
             -------------------------------------------------
                     3/31/99                  1.40:1
             -------------------------------------------------
                     6/30/99                  1.40:1
             -------------------------------------------------
                     9/30/99                  1.40:1
             -------------------------------------------------
                     12/31/99                 1.50:1
             -------------------------------------------------
             3/3 1 /00 and thereafter         1.50:1
             -------------------------------------------------

      SECTION 10. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by adding EXHIBITS I and J hereto as EXHIBITS I and J thereto.
SCHEDULE 1 of the Credit Agreement is hereby amended in its entirety and replaced with SCHEDULE 1 hereto.

      SECTION 11. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives the following:

            (a) a counterpart of this Amendment, executed by the Borrower, the Guarantors and each of the Lenders; and

            (b) an amendment fee of $56,250 paid by the Borrower for the PRO RATA account of each Lender based on such Lender's percentage of the Total Acquisition Commitment and the increase of such Lender's Total Commitment as effected by this Amendment; and

            (c) an arrangement fee for the account of BancBoston Securities Inc. in the amount set forth in the term sheet relating to this Amendment; and

            (d) Acquisition Notes, duly executed and delivered by the Borrower for each Lender; and

            (e) the first amendment to the UK Facility, executed by the parties to the UK Facility; and

            (f) Amended and Restated Revolving Credit Notes, duly executed and delivered by the Borrower for each Lender; and

            (g) a copy, certified by a duly authorized officer of the Borrower and the Holding Company to be true and complete on the date hereof, of each of
(i) such Person's charter or other incorporation documents as in effect on such date of certification, (ii) such Person's by-laws as in effect on such date and
(iii) proof of at corporate action necessary for the valid execution, delivery and performance by the Holding Company and each of its Subsidiaries of this Amendment, the Acquisition Notes and the other documents entered into in connection herewith to which such Person is or is to become a party; and

            (h) an opinion of counsel for the Borrower and the Guarantors in form and substance satisfactory to the Agent.

      SECTION 12. DELIVERY OF ANNUAL FINANCIAL STATEMENTS. Notwithstanding the provisions of ss.9.4(a) and (d), the Agent and the Lenders hereby agree that so long as the Borrower delivers the financial statement its and compliance certificate required thereby for the Borrower's 1997 fiscal year to the Agent and the Lenders within 10 days of the effective date of this Amendment, no D,,-fault or Event of Default will occur as a result of the Borrower's failure to deliver the 199 7 annual statements and compliance certificate by the date originally required by such ss.9.4 (a) and (d).

      SECTION 13. REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors hereby repeat, on and as of the date hereof, each of the representations and warranties made by it in SECTION 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower and the Guarantors hereby represent an d warrant that (a) the execution and delivery by the Borrower and the Guarantors of this Amendment and the performance by the Borrower and the Guarantors of a of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and the Guarantors and have been duly authorized by all necessary corporate action on the part of the Borrower an I the Guarantors and (b) on May 20, 1998 the Holding Company received additional cash equity contributions of $5,087,598.

      SECTION 14. RATIFICATION, ETC. as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument t the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      SECTION 15. WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Lenders consequent thereon.

      SECTION 16. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      SECTION 17. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                    CRC-EVANS PIPELINE
                                    INTERNATIONAL, INC.


                                    By: ___________________________
                                    Title:__________________________


                                    CRC HOLDINGS CORP.


                                    By: ___________________________
                                    Title:__________________________


                                    BANKBOSTON, N.A., as Agent

                                    By: ___________________________
                                    Title:__________________________


                                    BANKERS TRUST COMPANY, as
                                    Documentation Agent


                                    By: ___________________________
                                    Title:__________________________


                                    NATIONSBANK OF TEXAS, N.A.


                                    By: ___________________________
                                    Title:__________________________

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By: ___________________________
                                    Title:__________________________

                            RATIFICATION OF GUARANTY

      Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Amendment as of July 3, 1998, and agrees that each of the Guarantees from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of it legations thereunder.


                                    CRC-KEY, INC.


                                    By:____________________________
                                    Title:___________________________


                                    CRC-EVANS CANADA, LTD.


                                    By:____________________________
                                    Title:___________________________


                                       20